As filed with the Securities and Exchange Commission on September 25, 1998.

                                File No. 333-________

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                ----------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                               -----------------------

                           SUBURBAN LODGES OF AMERICA, INC.
                  (Exact Name of Issuer as Specified in its Charter)

          Georgia                                  58-1781184
-------------------------------             ----------------------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)              Identification Number)

                                 1000 Parkwood Circle
                                      Suite 850
                                 Atlanta, Georgia  30339
                -----------------------------------------------------
                (Address and Zip Code of Principal Executive Offices)

             SUBURBAN LODGES OF AMERICA, INC. EMPLOYEE STOCK OPTION PLAN
             -----------------------------------------------------------
                               (Full Title of the Plan)


                                Mr. David E. Krischer
                        President and Chief Executive Officer
                                 1000 Parkwood Circle
                                      Suite 850
                                Atlanta, Georgia 30339
                                    (770) 951-9511
-------------------------------------------------------------------------------
(Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                      Copies to:
                               Michael H. Trotter, Esq.
                                KILPATRICK STOCKTON, LLP
                  1100 Peachtree Street, Atlanta, Georgia 30309-4530
                              Telephone: (404) 815-6500

                           CALCULATION OF REGISTRATION FEE

                                                             Proposed           Proposed
                                                              maximum           maximum
              Title of securities       Amount to          offering price       aggregate            Amount of
               to be registered         be registered        per unit          offering price    registration fee
              ---------------------------------------------------------------------------------------------------
                Common Stock,

                $.01 par value           200,000 shares      $7.50<F1>          $1,500,000<F1>        $442.50

<F1>  Determined in accordance with Rule 457(h) under the Securities
      Act of 1933, based on $7.50, the average of the high and low prices quoted on the NASDAQ National Market System on September 21, 1998.

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 30, 1997
(File No. 333-20695) are hereby incorporated by reference.

ITEM 8.   EXHIBITS

     The exhibits included as part of this Registration Statement are as follows:

Exhibit Number                Description
--------------           --------------------------

5(a) & 23(a)             Opinion and Consent of Counsel to the
                         Registrant

23(b)                    Consent of Deloitte & Touche LLP

24(a)                    Power of Attorney (see Signature Page)

99(a)                    Suburban Lodges of America, Inc.
                         Employee Stock Option Plan, Amended
                         as of March 1, 1998

__________________________________________________________________


                            SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on September 25, 1998.


                         SUBURBAN LODGES OF AMERICA, INC.



                         By:/s/ David E. Krischer
                            David E. Krischer
                            President and Chief Executive Officer



     Each person whose signature appears below hereby constitutes and appoints David E. Krischer and Dan J. Berman, and either of them, his true and lawful attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing whatsoever requisite and desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 25th day of September, 1998, in the capacities indicated.

      Signature                               Title
--------------------                      --------------------------


                                          Chairman of the Board, Chief
/s/ David E. Krischer                     Executive Officer and President
------------------------                  (PRINCIPAL EXECUTIVE OFFICER)
David E. Krischer


/s/ Dan J. Berman                         Vice President - Franchising and
------------------------                  Director
Dan J. Berman


/s/ Paul A. Criscillis                    Chief Financial Officer (PRINCIPAL
----------------------                    FINANCIAL OFFICER)
Paul A. Criscillis



/s/ Terry J. Feldman                      Vice President and Treasurer
------------------------                  (PRINCIPAL ACCOUNTING OFFICER)
Terry J. Feldman


                                         Director
-----------------------
James R. Kuse


                                         Director
-----------------------
Michael McGovern


/s/ John W. Speigel                      Director
------------------------
John W. Spiegel

                              EXHIBIT INDEX
                                    TO
                    REGISTRATION STATEMENT ON FORM S-8


Exhibit Number                Description
--------------           -------------------------

5(a)                     Opinion and Consent of Counsel to the
                         Registrant

23(b)                    Consent of Deloitte & Touche LLP

99(a)                    Suburban Lodges of America, Inc.
                         Employee Stock Option Plan, Amended
                         as of March 1, 1998

                                 -5-